UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

CRYO-CELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCEL	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 9, 2020, Cryo-Cell International, Inc. (“Cryo-Cell”) entered into a Patent Option Agreement (the “Option”) with Duke University (“Duke”). The Option grants Cryo-Cell the exclusive option to obtain an exclusive license to certain of Duke’s patent rights to make, have made, use, import, offer for sale, sell and otherwise commercially exploit (with the right to sublicense) certain licensed products and to practice certain licensed processes, and the exclusive right to use certain regulatory data and technical information in connection with such licensed patent rights, in the treatment, prevention, cure, reduction, mitigation or other management of diseases in humans, except, with regard to certain patent rights, in certain excluded fields of use and in certain territories, as well as a limited license to make, have made or use certain products, processes, data and information for the purpose of evaluating the market potential for such products and processes in the designated field of use, subject to Duke’s reserved rights to practice the licensed rights for all research, public service, internal (including clinical) and/or educational purposes. Pursuant to the Option, the terms of any such license are to include the terms (including the fees and royalties) set forth in summary term sheet attached as Appendix A to the Option.

This exclusive Option is for a period of six (6) months from the effective date of the Option. As consideration for the Option, Cryo-Cell will pay Duke a non-refundable, option fee of Three Hundred Fifty Dollars ($350,000). Such option fee, plus any extension fee, will be fully credited against the license fee under the future license agreement. The Option is subject to extension by Cryo-Cell for an additional six (6) months by payment of One Hundred Fifty Thousand Dollars ($150,000) on or before the expiration of the initial six (6) month option period.

The foregoing summary of the Option is not complete and is qualified in its entirety by reference to the Option, a copy of which is attached hereto as Exhibits 10.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

10.1	Patent Option Agreement, dated June 9, 2020, between Duke University and Cryo-Cell International, Inc.

99.1	Press Release dated June 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.

Dated: June 11, 2020	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer